                         INSTRUCTION SHEET FOR INVESTOR

         (To be read in conjunction with the entire Securities Purchase
Agreement and Investor Questionnaire)

A. Complete the following items in the Securities Purchase Agreement and in the
Investor Questionnaire:

         1. Provide the information regarding the investor requested on the signature pages (page 2 of the Securities Purchase Agreement and pages 1 through
5 of the Investor Questionnaire). Please submit a separate Securities Purchase
Agreement and Investor Questionnaire for each individual fund/entity that will hold the Securities. The Securities Purchase Agreement and the Investor
Questionnaire must be executed by an individual authorized to bind the investor.

         2. Return the signed Securities Purchase Agreement and Investor
Questionnaire to:

                            TeamStaff, Inc.
                            300 Atrium Drive
                            Somerset, New Jersey   08873
                            Attn: Rick Filippelli, Chief Financial Officer
                            Phone: (732) 748-1700
                            Fax:  (732) 748-3206

                     And fax copies to:

                            SunTrust Robinson Humphrey
                            3333 Peachtree Road, NE
                            Atlanta, GA 30326
                            Attn:  Greg Hagood
                            Phone:  (404) 926-5048
                            Fax:      (404) 926-5968

         An executed original Securities Purchase Agreement and Investor
         Questionnaire or a fax thereof must be received by 2:00 p.m., Eastern time, on a date to be determined and distributed to the investor at a later date.

B.       Instructions regarding the transfer of funds for the purchase of
         Securities will be faxed to the investor by the Company at a later date.

C.       To resell the Securities after the Registration Statement covering the
         Securities is effective:

                  1. Provided that a Suspension of the Registration Statement pursuant to Section 7.2(c) of the Securities Purchase Agreement is not
         then in effect pursuant to the terms of the Securities Purchase
         Agreement, the investor may sell Securities under the Registration
         Statement, subject to the notification provisions in the Securities
         Purchase Agreement, provided that it arranges for delivery of a current
         Prospectus to the transferee. Upon the reasonable receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to each investor and to supply copies to any other parties requiring such Prospectuses.

                  2. The investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale in the form attached as Exhibit A to the Securities Purchase Agreement, so
         that the Securities may be properly transferred.

                          SECURITIES PURCHASE AGREEMENT

TeamStaff, Inc.
300 Atrium Drive
Somerset, New Jersey   08873

Ladies & Gentlemen:

         The undersigned, _____________________________(the "Investor"), hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement (the "Agreement") is made as of November
__, 2004 between TeamStaff, Inc., a New Jersey corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to 2,400,000 shares of common stock of the Company, par value $0.001 per share (the "Common Stock") and warrants to purchase up to an additional 600,000 shares of Common Stock, to be issued in a ratio of one warrant for every four shares of Common Stock (the form of such warrant being set forth on Annex II hereto (the "Warrants" and together with the Common Stock, the "Securities"), to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the
Company and the Company will issue and sell to the Investor ________ shares of
Common Stock and warrants to purchase ________ shares of Common Stock, for an aggregate purchase price of $______ per share of Common Stock, or an aggregate purchase price of $___________, pursuant to the Terms and Conditions for
Purchase of Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the "Terms and Conditions") and the
Warrant attached as Annex II. Unless otherwise requested by the Investor, certificates representing the Securities purchased by the Investor will be registered in the Investor's name and address as set forth below.

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex I).

AGREED AND ACCEPTED:
-------------------

TEAMSTAFF, INC.                       Investor:
                                                --------------------------------

                                      By:
                                          --------------------------------------

                                      Print Name:
-----------------------------------               ------------------------------
By:
Title:                                Title:
                                             -----------------------------------

                                      Address:
                                               ---------------------------------

                                      ------------------------------------------

                                      Tax ID No.:
                                                  ------------------------------

                                      Contact name:
                                                    ----------------------------

                                      Telephone:
                                                 -------------------------------

                                       Name in which shares and warrant should
                                       be registered (if different):

                                      ------------------------------------------

                                     ANNEX I

                 TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

         1. Authorization and Sale of the Securities. Subject to these Terms and
Conditions, the Company has authorized the sale of up to 2,400,000 shares of
Common Stock and Warrants to purchase up to 600,000 shares of Common Stock. The
Company reserves the right to increase or decrease this number.

         2. Agreement to Sell and Purchase the Securities; Subscription Date.

                  2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Securities set forth in Section 3 of the Securities Purchase Agreement to which these Terms and
Conditions are attached at the purchase price set forth thereon.

                  2.2 The Company may enter into the same form of Securities
Purchase Agreement, including these Terms and Conditions, with certain other investors (the "Other Investors") and expects to complete sales of Securities to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and the Securities Purchase
Agreement to which these Terms and Conditions are attached and the Securities
Purchase Agreements (including attached Terms and Conditions) executed by the
Other Investors are hereinafter sometimes collectively referred to as the
"Agreements.") The Company may accept executed Agreements from Investors for the purchase of Securities commencing upon the date on which the Company provides the Investors with the proposed purchase price per share and concluding upon the date (the "Subscription Date") on which the Company has (i) executed Agreements with Investors for the purchase of Securities, and (ii) notified SunTrust
Robinson Humphrey, in its capacity as placement agent for this transaction (the
"Placement Agent"), in writing that it is no longer accepting additional
Agreements from Investors for the purchase of Securities. The Company may not enter into any Agreements after the Subscription Date.

         3. Delivery of the Securities at Closing. The completion of the purchase and sale of the Securities (the "Closing") shall occur (the "Closing
Date") on November __, 2004, at the offices of Goldstein & DiGioia, LLP, 45
Broadway, 11th Floor, New York, New York 10006 (the "Company's Counsel").
Promptly after the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Securities set forth in
Section 3 of the Securities Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Securities Purchase Agreement, in the name of a nominee designated by the
Investor.

         The Company's obligation to issue the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the
Securities being purchased hereunder as set forth in Section 3 of the Securities
Purchase Agreement; (b) completion of the purchases and sales under the
Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing, and (d) the Investors shall have executed Agreements for the purchase of Securities.

         The Investor's obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) the Company shall have executed Agreements for the purchase of
Securities (including the Warrant), (b) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and (c) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of the Company's Counsel regarding compliance with applicable corporate and securities laws, including, but not limited to, the exemption from the registration requirements of the Securities Act of 1933, as amended (the
"Securities Act"), of the sale of the Securities.

         4. Representations, Warranties and Covenants of the Company. The
Company hereby represents and warrants to, and covenants with, the Investor, as follows:

                  4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report

on Form 10-K (the "Exchange Act Documents") and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would reasonably be expected to have a material adverse effect upon the condition
(financial or otherwise), earnings, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise
(a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification that would have a Material
Adverse Effect.

                  4.2 Due Authorization and Valid Issuance. The Company has all
requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Securities being purchased by the
Investor hereunder will, upon issuance and payment therefor pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and non-assessable.

                  4.3 Non-Contravention. The execution and delivery of the
Agreements, the issuance and sale of the Securities under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the
Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which would not have a Material Adverse Effect or (B)
result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the
Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Securities to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

                  4.4 Capitalization. The capitalization of the Company as of
September 30, 2003 is as set forth in the most recent applicable Exchange Act
Documents, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents or in connection with any acquisitions currently being considered or negotiated by the Company (the
Company covenanting that the aggregate number of shares of common stock
(including, without limitation, shares which may be issued upon the exercise of options or conversion of the Company's securities into common stock) to be issued in connection with any such acquisitions shall not exceed 3% of the
Company's issued and outstanding shares of common stock as of June 30, 2004), there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the
Securities or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents. Except as disclosed in the
Exchange Act Documents, there are no

stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  4.5 Legal Proceedings. There is no material legal or
governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents.

                  4.6 No Violations. Neither the Company nor any Subsidiary is
in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any
Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would reasonably be expected to have a Material Adverse Effect.

                  4.7 Governmental Permits, Etc. Each of the Company and its
Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess would not have a Material Adverse Effect.

                  4.8 Intellectual Property. Except as specifically disclosed in the Exchange Act Documents (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the
Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) neither the
Company nor any of its Subsidiaries is infringing, or has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any
Intellectual Property that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (iii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company or of any Subsidiary that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  4.9 Financial Statements. The financial statements of the
Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its
Subsidiaries except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount. Such financial statements (including the related notes)
have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified. The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

                  4.10 No Material Adverse Change. Except as disclosed in the
Exchange Act Documents, since June 30, 2004, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its
Subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its
Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which would have a Material Adverse Effect.

                  4.11 Disclosure. The representations and warranties of the
Company contained in this Section 4 as of the date hereof and as of the Closing
Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements or as contained in the Confidential
Private Placement Memorandum, which shall be publicly disclosed by the Company pursuant to Section 15(b) hereof, the Company confirms that neither it nor any person acting on its behalf has provided Investor with any information that the
Company believes constitutes material, non-public information other than information which will be disclosed

on that date hereof pursuant to Section 15(b). The Company understands and confirms that Investor will rely on the foregoing representations in effecting transactions in the securities of the Company.

                  4.12 Nasdaq Compliance. The Company's Common Stock is
registered pursuant to Section 12(g) of the Exchange Act and is listed on the
Nasdaq National Market (the "Nasdaq"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the
Nasdaq, nor has the Company received any notification that the Securities and
Exchange Commission (the "SEC") or the National Association of Securities
Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

                  4.13 Reporting Status. The Company has filed in a timely
manner all documents that the Company was required to file under the Exchange
Act during the 12 months preceding the date of this Agreement. The Company is eligible to use Form S-3 to register the resale of the Securities by the
Investors under the Securities Act in accordance with this Agreement. The following documents, as amended to date, complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

                           (a) Annual Report on Form 10-K for the fiscal year
                           ended September 30, 2003; Quarterly Reports on Form
                           10-Q for the fiscal quarters ended December 31, 2003,
                           March 31, 2004 and June 30, 2004; Proxy Statement for
                           the Company's 2004 Annual Meeting; all Current
                           Reports on Form 8-K filed with the SEC since October
                           1, 2003; and all other filings with the SEC under the
                           Securities Exchange Act of 1934, as amended; and

                            (b) all other documents, if any, filed by the
                            Company with the SEC since August 6, 2004, pursuant
                            to the reporting requirements of the Exchange Act.

                  4.14 Private Placement Memorandum. The Company has prepared the Confidential Private Placement Memorandum dated October 20, 2004 setting forth information concerning the Company, the Securities, the Common Stock, the
Agreements and certain other matters. Copies of the Private Placement Memorandum have been, and copies of any necessary supplement will be, delivered by the
Company to the Investors. The Private Placement Memorandum did not as of its
date or the Closing Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in light of the circumstances under which they were made not misleading. As used herein, the term "Private Placement Memorandum" includes the
Confidential Private Placement Memorandum dated October 20, 2004 and each
Exchange Act Document attached as an exhibit to such Private Placement
Memorandum.

                  4.15 Listing. The Company shall comply with all requirements of the NASD with respect to the issuance of the Securities and the listing thereof on the Nasdaq.

                  4.16 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the
Securities.

                  4.17 Company not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Securities will not be, an "investment company"
or an entity "controlled" by an "investment company" within the meaning of the
Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                  4.18 Foreign Corrupt Practices. Neither the Company, nor to
the knowledge of the Company, any agent or other person acting on behalf of the
Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign
Corrupt Practices Act of 1977, as amended.

                  4.19 Accountants. Lazar, Levine & Felix, LLP has expressed its opinion with respect to the financial statements for the fiscal year ended
September 30, 2003 included in the Private Placement Memorandum and to be incorporated by

reference from the Company's Annual Report on Form 10-K for the year ended
September 30, 2003, into the Registration Statement (as defined below) and the prospectus which forms a part thereof (the "Prospectus") and are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder and are currently serving as the Company's independent public accountants.

                  4.20 Contracts. The contracts described in the Private
Placement Memorandum and the Exchange Act Documents that are material to the
Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which breach or default would reasonably be expected to have a Material Adverse Effect.

                  4.21 Marketable Title. Except as described in the Private
Placement Memorandum, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Exchange Act Documents, the
Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  4.22 No Labor Dispute. Except as disclosed in the Exchange Act
Documents, no labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

                  4.23 Environmental Laws. Except as disclosed in the Exchange
Act Documents, neither the Company nor any of its Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental
Laws, or, to the Company's knowledge, is subject to any claim relating to any
Environmental Laws, which violation, contamination, liability or claim would, individually or in the aggregate, reasonably be expected to have a Material
Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  4.24 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and, except as disclosed in the Exchange Act Documents or as are being contested by the Company in good faith, the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would reasonably be expected to have a Material Adverse Effect.

                  4.25 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the
Investor hereunder will be, or will have been, fully paid or provided for by the
Company and all laws imposing such taxes will be or will have been fully complied with.

                  4.26 Private Offering. Assuming the correctness of the
representations and warranties of the Investors set forth in Section 5 hereof, the offer and sale of Securities hereunder is exempt from registration under the
Securities Act. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Securities other than the documents of which this Agreement is a part or the Exchange Act Documents. Further, none of the Company or any of its
Affiliates (as defined in Rule 501(b) of Regulation D, an "Affiliate"), has,
directly or indirectly engaged in any form of general solicitation or general advertising in connection with the Offering (as such terms are used in
Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and the
Company has not entered into any arrangement with respect to the distribution of the Securities, except for the Agreements and the Engagement Letter, dated
October 7, 2004, between the Company and the Placement Agent (collectively, the
"Engagement Letter"), and the Company hereby agrees not to enter into any such arrangement. In addition, the Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

                  4.27 Statistical, Industry and Market-Related Data. The
statistical, industry and market-related data included in the Private Placement
Memorandum and the Exchange Act Documents are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

                  4.28 Disclosure Controls and Procedures; Internal Controls.
The Company's certifying officers are responsible for establishing disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
15d-15(e)) for the Company and they have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the
Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Form
10-K or Form 10-Q, as the case may be, is being prepared; (b) evaluated the effectiveness of the Company's disclosure controls and procedures as of the appropriate date as required by the rules under the Exchange Act in effect as of the filing of such report and presented in such report their conclusions about the effectiveness of the disclosure controls and procedures as of such appropriate date based on their evaluation; and (c) disclosed in the report any changes in the Company's internal controls or internal controls over financial reporting as required by the applicable rules under the Exchange Act in effect as of the filing of such report. Since June 30, 2004, there have been no changes in the Company's internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                  4.29 Acknowledgment Regarding Investors' Purchase of
Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm's length purchaser with respect to the
Agreements and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company with respect to the Agreements or the Engagement Letter and the transactions contemplated hereby and thereby and any advice given by any
Investor or any of their respective representatives or agents in connection with the Agreements or the Engagement Letter and the transactions contemplated hereby and thereby is merely incidental to such Investor's purchase of the Securities.
The Company further represents to each Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

                  4.30 No Integration. The Company has not sold or issued any security of the same or similar class or series as the Securities or any security convertible into the Securities during the six-month period preceding the date of the Agreements, including any sales pursuant to Regulation D of the
Securities Act (other than shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants), and has no intention of making an offer or sale of such securities, for a period of six months after the date of the Agreements, except for the offering of Securities through the Placement
Agent as contemplated by the Agreements, the Engagement Letter or as otherwise disclosed in the Private Placement Memorandum that would be integrated with the offer and sale of the Securities. As used in this paragraph, the terms "offer"
and "sale" have the meanings specified in Section 2(a)(3) of the Securities Act.

                  4.31 Insurance. The Company and each subsidiary maintains
property and casualty, general liability, workers' compensation, medical malpractice, environmental hazard, and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer
(that has issued any insurance policy to the Company or any subsidiary) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force other than customary cautionary non-renewal notices generated by the carrier prior to the expiration of the applicable policy period as part of the renewal process.

         5. Representations, Warranties and Covenants of the Investor.

                  5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an institutional "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in the Securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the
Securities; (ii) the Investor is acquiring the number of Securities set forth in
Section 3 of the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such
Securities; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder (including any prospectus delivery requirements); (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration
Statement and the answers thereto are true, correct and complete as of the date hereof; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its
Securities or until the Company is no longer required to keep the Registration
Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Securities set forth in Section 3 of the Securities
Purchase Agreement, relied only upon the Private Placement Memorandum, Exchange
Act Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the
Investor's investment intent as expressed herein.

                  5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issuance of the
Securities, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United
States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

                  5.3 The Investor hereby covenants with the Company not to make any sale of the Securities without complying with the provisions of this
Agreement and without causing the prospectus delivery requirement under the
Securities Act to be satisfied, and the Investor acknowledges that the certificates evidencing the Securities will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the
Registration Statement, as set forth in Section 7.2(c).

                  5.4 The Investor further represents and warrants to, and
covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this
Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity
(regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

                  5.5 Investor will not use any of the restricted Securities acquired pursuant to this Agreement to cover any short position in the Common
Stock of the Company if doing so would be in violation of applicable securities laws. Further, the Investor is aware of and understands its obligations under
Regulation M promulgated by the SEC in connection with transactions in the
Company's securities during the Offering and during any distribution of
Securities by the Investor following effectiveness of the Registration Statement to be filed by the Company on the Investor's behalf under Section 7 below.

                  5.6 The Investor understands that nothing in the Exchange Act
Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

         6. Survival of Representations, Warranties and Agreements.
Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

         7. Registration of the Securities; Compliance with the Securities Act.

                  7.1   Registration Procedures and Other Matters.  The Company
 shall:

                            (a) subject to receipt of necessary information from
the Investors after prompt request from the Company to the Investors to provide such information, prepare and file with the SEC, within 20 business days after the Closing Date, a registration statement on Form S-3 (the "Registration
Statement") to enable the resale of the shares of Common Stock (including the shares of Common Stock issuable upon conversion of the Warrant) by the Investors from time to time through the Nasdaq or in privately-negotiated transactions pursuant to Rule 415 of the Securities Act which Registration Statement shall include a section entitled "Plan of Distribution" substantially in the form of
Exhibit A to the Investor Questionnaire, provided,

however, that in the event any Investor or Investors fail to provide the necessary information to the Company, the Company shall only be relieved of its obligation to file the Registration Statement as to that Investor or Investors;

                            (b) use its best efforts, subject to receipt of
necessary information from the Investors after prompt request from the Company to the Investors to provide such information, to cause the Registration
Statement to become effective within 30 days after the Registration Statement is filed by the Company (unless the Registration Statement is reviewed by the SEC, in which case the Company will be obligated to cause the Registration Statement to be declared effective by the earlier of (i) 90 days after the date that the
SEC notifies the Company that the Registration Statement is being reviewed or
(ii) 120 days after the initial filing of the Registration Statement with the
SEC), provided, however, that in the event any Investor or Investors fail to provide the necessary information to the Company, the Company shall only be relieved of its obligation to cause the Registration Statement to become effective as to that Investor or Investors;

                            (c) use its best efforts to prepare and file with
the SEC such amendments and supplements to the Registration Statement and the
Prospectus used in connection therewith as may be necessary to keep the
Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor's Securities purchased hereunder, the earlier of
(i) the second anniversary of the Closing Date, (ii) the date on which the
Investor may sell all Securities then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Securities purchased by such Investor in this Offering have been sold pursuant to the Registration Statement;

                            (d) furnish to the Investor with respect to the
Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Securities by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the
Investor that the Investor will comply with the applicable provisions of the
Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses;

                            (e) file documents required of the Company for
normal blue sky clearance in states specified in writing by the Investor and use its best efforts to maintain such blue sky qualifications during the period the
Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 7.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                            (f) bear all expenses in connection with the
procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Securities pursuant to the Registration Statement; and

                            (g) advise the Investor, promptly after it shall
receive notice or obtain knowledge of the issuance of
any stop order by the SEC delaying or suspending the effectiveness of the
Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

         Notwithstanding anything to the contrary herein, the Registration
Statement shall cover only the Securities. In no event at any time before the
Registration Statement becomes effective with respect to the Securities shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors.

         The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

                  7.2       Transfer of Securities After Registration;
Suspension.

                            (a) The Investor agrees that it will not effect any
disposition of the Securities or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly

                                       10

notify the Company of any changes in the information set forth in the
Registration Statement regarding the Investor or its plan of distribution.

                            (b) Except in the event that paragraph (c) below
applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the
Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) promptly provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration
Statement which has not yet been declared effective, the Company will notify the
Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

                            (c) Subject to paragraph (d) below, in the event (i)
of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the
Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration
Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the
Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Securities pursuant to the Registration Statement (a "Suspension")
until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the
Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity)
available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

                            (d) Notwithstanding the foregoing paragraphs of this
Section 7.2, the Investor shall not be prohibited from selling Securities under the Registration Statement as a result of Suspensions for more than 60 Trading
Days in any twelve month period, unless, in the good faith judgment of the
Company's Board of Directors, upon the written opinion of counsel, the sale of
Securities under the Registration Statement in reliance on this paragraph 7.2(d)
would be reasonably likely to cause a violation of the Securities Act or the
Exchange Act and result in liability to the Company.

                            (e) Provided that a Suspension is not then in
effect, the Investor may sell Securities under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Securities. Upon receipt of a request therefor, the Company agrees to provide promptly an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

                            (f) In the event of a sale of Securities by the
Investor pursuant to the Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of
Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Securities may be properly transferred.

                  7.3   Indemnification.  For the purpose of this Section 7.3:

                  (i)   the term "Selling Stockholder" shall include the
Investor and any affiliate of such Investor;

                                       11

                  (ii)  the term "Private Placement Memorandum" shall
include the Private Placement Memorandum dated as of October 20, 2004, any supplements thereto and any Exchange Act Documents included as an exhibit to such Private Placement Memorandum;

                  (iii) the term "Registration Statement" shall include the
Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the
Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, each exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 7.1 and each of the Exchange Act Documents incorporated by reference into the Registration Statement; and

                  (iv)  the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated
therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                            (a) The Company agrees to indemnify and hold
harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the
Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any material breach of the representations or warranties of the
Company contained herein or material failure to comply with the covenants and agreements of the Company contained herein, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Private Placement
Memorandum, or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended at the time of effectiveness, or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iv)
any material failure by the Company to fulfill any undertaking included in the
Registration Statement, as amended at the time of effectiveness, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration
Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling
Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Securities or any statement or omission in any Prospectus that is corrected in any subsequent
Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each
Selling Stockholder for the amounts provided for herein on demand as such expenses are incurred. Under no circumstances shall the Company be liable for any Selling Stockholder's indirect or consequential damages, including, without limitation, lost profits, even if the Company is informed of their possibility or existence.

                            (b) The Investor agrees to indemnify and hold
harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the
Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Securities, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the
Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that the Investor's obligation to indemnify the Company shall be limited to the net amount received by the Investor from the sale of the Securities.

                            (c) Promptly after receipt by any indemnified person
of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any

                                       12

such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.
In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                            (d)     If the indemnification provided for in this
Section 7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the
Investor, as well as any other Selling Shareholders under such Registration
Statement, on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Shareholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim.
Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Securities to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute shall be in proportion to its Investor sale of
Securities to which such loss relates and shall not be joint with any other
Selling Shareholders.

                            (e) The parties to this Agreement hereby acknowledge
that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section
7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the
Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

                  7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the
Securities shall cease and terminate as to any particular number of the
Securities when such Securities shall have been effectively registered under the
Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such
Securities or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                                       13

                  7.5 Information Available. So long as the Registration
Statement is effective covering the resale of Securities owned by the Investor, the Company will furnish to the Investor:

                            (a) as soon as practicable after it is available,
one copy of its Annual Report to Shareholders (which
Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a firm of certified public accountants);

                            (b) upon the request of the Investor, all exhibits
filed with the Company's Annual Report on Form 10-K, as filed with the SEC, and all other information that is made available to shareholders; and

                            (c) upon the reasonable request of the Investor, an
adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of the Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the
Company's headquarters to discuss all information relevant for disclosure in the
Registration Statement covering the Securities and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

                  7.6 Delayed Effectiveness. The Company and Investor agree that
Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Section 7.1 and 7.2 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to Investor under the following circumstances: (a) if the Registration Statement is not filed by the Company on or prior to 20 business days after the Closing Date in accordance with Section 7.1(a) (such an event, a "Filing Default"); (b) if the Registration
Statement is not declared effective by the earlier of (i) 90 days after the SEC notifies the Company that the Registration Statement is being reviewed (if applicable) or (ii) 120 days after the initial filing of the Registration
Statement with the SEC (such an event, an "Effectiveness Default"); or (c) if the Registration Statement (after its effectiveness date) ceases to be effective and available to Investor for one or more periods that exceed in the aggregate
60 Trading Days in any 12-month period (such an event, a "Suspension Default"
and together with a Filing Default and an Effectiveness Default, a "Registration
Default"). In the event of a Registration Default, the Company shall as
Liquidated Damages pay to Investor, for each 30-day period of a Registration
Default, an amount in cash equal to 1.0% of the aggregate purchase price paid by
Investor pursuant to this Agreement; provided that in no event shall the aggregate amount of cash to be paid as Liquidated Damages pursuant to this
Section 7.6 exceed 4.0% of the aggregate purchase price paid by Investor. The
Company shall pay the Liquidated Damages as follows: (i) in connection with a
Filing Default, on the 5th day after the date of the Filing Default, and each
30th day thereafter until the Registration Statement is filed with the SEC; (ii)
in connection with an Effectiveness Default, on the 5th day after the date of the Effectiveness Default, and each 30th day thereafter until the Registration
Statement is declared effective by the SEC; or (iii) in connection with a
Suspension Default, on the 65th day (in the aggregate) of any Suspensions in any
12-month period, and each 30th day thereafter until the Suspension is terminated in accordance with Section 7.2. Notwithstanding the foregoing, all periods shall be tolled during delays directly caused by the action or inaction of any
Investor, and the Company shall have no liability to any Investor in respect of any such delay, provided, however, to the extent that the Company is reasonably able to meet its obligations hereunder by excluding any such Investor, the
Company shall not be entitled to a tolling of such periods. The Liquidated
Damages payable herein shall apply on a pro rata basis for any portion of a
30-day period of a Registration Default.

                   8. Notices. All notices, requests, consents and other
communications hereunder shall be in writing, shall be mailed (A) if within the
United States by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B)
if delivered from outside the United States, by International Federal Express or
facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii)
if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

                  (a) if to the Company, to:

                            TeamStaff, Inc.
                            300 Atrium Drive
                            Somerset, New Jersey 08873
                            Attn:  Rick J. Filippelli, Chief Financial Officer

                                       14

                  (b) with a copy to:

                            Goldstein & DiGioia, LLP
                            45 Broadway - 11th Floor
                            New York, New York 10006
                            Attn:  Victor DiGioia, Esq.

                  (c)      if to the Investor, at its address on the signature
                           page hereto, or at such other address or addresses as
                           may have been furnished to the Company in writing.

         9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

         10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         14. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Securities purchased hereunder made after the first anniversary of the
Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Securities purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

         15. Confidential Information. (a) The Investor represents to the
Company that, at all times during the Company's offering of the Securities, the
Investor has maintained in confidence all non-public information regarding the
Company and relating specifically to the financing transaction that is the subject of this Agreement, received by the Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b)
the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

                  (b) Public Statements. The Company shall, on or before the later of (i) 8:30 a.m., New York time, on the first Business Day following execution of the Agreements or (ii) one hour following the receipt of the purchase price for all Securities being sold pursuant to the Agreements, issue a press release disclosing all material terms of the Offering. Within one (1)
Business Day after the Closing Date, the Company shall file a Current Report on
Form 8-K with the SEC (the "8-K Filing") describing the terms of the Offering and including as exhibits to the 8-K filing this Agreement in the form required by the Exchange Act and the rules and regulations thereunder as well as any additional material non-public information disclosed to Investors in the Private
Placement Memorandum or otherwise. Thereafter, the Company shall timely file any filings and notices required by the

                                       15

SEC or applicable law with respect to the Offering and provide copies thereof to the Investors promptly after filing. The Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor, except as may otherwise be required by applicable law, rule or regulation or in the Registration Statement.

                                       16

                          [TEAMSTAFF, INC. LETTERHEAD]

                                   {DATE} 2004

         Re:      TeamStaff, Inc.; Registration Statement on Form S-3

Dear Selling Stockholder:

         Enclosed please find five (5) copies of a prospectus dated __, 2004
(the "Prospectus") for your use in reselling your shares of common stock, par value $0.001 per share (the "Securities"), of TeamStaff, Inc. (the "Company"),
under the Company's Registration Statement on Form S-3 (Registration No. 333- )
(the "Registration Statement"), which has been declared effective by the
Securities and Exchange Commission. AS A SELLING STOCKHOLDER UNDER THE
REGISTRATION STATEMENT, YOU HAVE AN OBLIGATION TO DELIVER A COPY OF THE
PROSPECTUS TO EACH PURCHASER OF YOUR SECURITIES, EITHER DIRECTLY OR THROUGH THE
BROKER-DEALER WHO EXECUTES THE SALE OF YOUR SECURITIES.

         The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the
Securities Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and while trading thereunder has not been suspended, you will be permitted to sell your Securities which are included in the Prospectus under the Registration Statement. Upon a sale of any
Securities under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, Continental Stock Transfer & Trust Company,
(1) your restricted stock certificate(s) representing the Securities, (2)
instructions for transfer of the Securities sold, and (3) a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of
Exhibit A attached hereto (the "Representation Letter"). The Representation
Letter confirms that the Securities have been sold pursuant to the Registration
Statement and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

         Please note that you are under no obligation to sell your Securities during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities
Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
Please remember that all sales of your Securities must be carried out in the manner set forth under the caption "Plan of Distribution" in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. YOU SHOULD CONSULT WITH YOUR OWN LEGAL ADVISOR(S) ON AN ONGOING BASIS TO
ENSURE YOUR COMPLIANCE WITH THE RELEVANT SECURITIES LAWS AND REGULATIONS.

         IN ORDER TO MAINTAIN THE ACCURACY OF THE PROSPECTUS, YOU MUST NOTIFY
THE UNDERSIGNED UPON THE SALE, GIFT, OR OTHER TRANSFER OF ANY SECURITIES BY YOU,
INCLUDING THE NUMBER OF SECURITIES BEING TRANSFERRED, AND IN THE EVENT OF ANY
OTHER CHANGE IN THE INFORMATION REGARDING YOU WHICH IS CONTAINED IN THE
PROSPECTUS. FOR EXAMPLE, YOU MUST NOTIFY THE UNDERSIGNED IF YOU ENTER INTO ANY
ARRANGEMENT WITH A BROKER-DEALER FOR THE SALE OF SHARES THROUGH A BLOCK TRADE,
SPECIAL OFFERING, EXCHANGE DISTRIBUTION OR SECONDARY DISTRIBUTION OR A PURCHASE
BY A BROKER-DEALER. DEPENDING ON THE CIRCUMSTANCES, SUCH TRANSACTIONS MAY
REQUIRE THE FILING OF A SUPPLEMENT TO THE PROSPECTUS IN ORDER TO UPDATE THE
INFORMATION SET FORTH UNDER THE CAPTION "PLAN OF DISTRIBUTION" IN THE
PROSPECTUS.

                                       17

Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at:

         TeamStaff, Inc.
         300 Atrium Drive
         Somerset, New Jersey   08873

Thank you.

Sincerely,
Rick Filippelli, Chief Financial Officer
TeamStaff, Inc.

                                       18

                                    ANNEX II

                                 FORM OF WARRANT

                                   [Attached]

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR
TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER
SUCH ACT. THIS WARRANT AND SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE
WITH THE CONDITIONS SPECIFIED IN THIS WARRANT AND THE COMPANY MAY REQUIRE AS A
CONDITION TO ANY SALE, ASSIGNMENT OR TRANSFER THAT THE HOLDER OR TRANSFEREE OF
SUCH WARRANT OR SHARES FURNISH TO THE COMPANY AN OPINION OF COUNSEL REASONABLY
SATISFACTORY TO THE COMPANY THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT
REQUIRE REGISTRATION UNDER THE SECURITIES ACT OF 1933.

                                 TEAMSTAFF, INC.

                      WARRANT FOR THE PURCHASE OF SHARES OF
                                  COMMON STOCK

NO. W-__
_____________ Warrant Shares

                                                 Dated:  November __, 2004

         FOR VALUE RECEIVED, TeamStaff, Inc., a New Jersey corporation (the
"Company"), hereby certifies that ___________________, or permitted assigns, is entitled to purchase from the Company, at any time or from time to time, after the date hereof and prior to 5:00 P.M. on November ___, 2007,
_____________________________ (_________) fully paid and non-assessable shares
(the "Warrant Shares") of the Common Stock, par value $.001 per share, of the
Company (the "Common Stock") at the initial purchase price of $2.50 per share
(the "Per Share Warrant Price"), but subject to adjustments as hereinafter provided. This Warrant is being issued pursuant to the terms of a Securities
Purchase Agreement dated as of November __, 2004, between the Company and the named Holder, as hereinafter defined ("Securities Purchase Agreement) and is subject to the terms and conditions therein

EXERCISE OF WARRANT. This Warrant may be exercised, in whole at any time or in part from time to time, after the date hereof and prior to 5:00 P.M. on November
___, 2007 by the registered holder of this Warrant (the "Holder") by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company, together with payment in full of the Per Share Warrant Price for all of the Warrant Shares then being purchased. Payment for Warrant Shares shall be made by certified check or official bank check, payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder will be entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised. Upon such surrender of this Warrant the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, purchase out of funds legally available therefor any such fractional interest for an amount in cash equal to the fair value of such fractional interest (determined in such reasonable manner as the Board of Directors of the
Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this
Warrant.

RESERVATION OF WARRANT SHARES. The Company will at all times reserve and keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights.

ADJUSTMENT OF WARRANT SHARES.

           Whenever the Company shall (i) pay a dividend on Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common
Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares by reclassification of its shares of
Common Stock, the number of Warrant Shares shall be equitably adjusted as of the payment date of such dividend or the effective date of such subdivision, combination or reclassification.

           In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the holder of this Warrant shall become entitled upon exercise hereof to receive any shares of the Company other than shares of its Common Stock, then thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 3 in respect of the Common Stock.

           If the Company shall be consolidated with or merged with or into another corporation (whether or not the Company shall be the surviving entity), or shall sell or exchange all or substantially all of its assets, or shall reclassify or reorganize its capital structure (except a stock dividend, split or combination covered by subparagraph 3(a) hereof), this Warrant shall be exercisable, on the terms and conditions hereof, for the number of shares of stock or other securities or properties to which the Holder of the number of shares of Common Stock issuable upon exercise of this Warrant would have been entitled if they had been issued and held by the Holder on the record date for determining who is entitled to such other stock, securities or properties.

           If any capital reorganization or reclassification of the Common Stock of the Company (other than those covered by subparagraph 3(a) hereof), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for the Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor, surviving or purchasing corporation, as the case may be, shall agree that the Holder shall have the right, upon the exercise of this Warrant, to receive the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of the Common Stock issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.

FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and the Company will take all such action as may be necessary to ensure that the par value or stated value per share of the Common Stock is at all times equal to or less than the Per Share
Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of this Warrant and/or
Warrant Shares or certificates therefor. The Company shall not, however, be required to pay any stamp, original issue or similar tax which may be payable in respect of any transfer involved in the transfer and delivery of stock certificates in a name other than that of the Holder.

LIMITED TRANSFERABILITY.

           The initial Holder, by acceptance of this Warrant, represents and warrants to the Company that it is acquiring this Warrant for its own account, for investment and not with a view to distribution or resale thereof and that such initial Holder is an institutional "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

           This Warrant is transferable only upon the books of the Company, which it shall cause to be maintained for the purpose. An assignment or transfer may be made by surrendering this Warrant to the Company, together with an instrument or instruments of transfer in form reasonably satisfactory to the
Company (if so required by the Company), properly executed by the registered holder or a duly authorized attorney. Upon such surrender, the Company will execute and deliver, in the case of an assignment or transfer in whole, a new
Warrant in the name of the transferee or, in the case of a transfer in part, a new Warrant in the name of the transferee for the number of Warrant Shares included in such transfer and a Warrant in the name of the Holder for the remaining number of Warrant Shares which have not been assigned or transferred.
Any transferee agrees, by the acceptance of this Warrant, to be bound by the terms of this Warrant.

           The Company may treat the registered holder of this Warrant as appears on its books at any time as the Holder for all purposes. All Warrants hereafter issued will continue to be dated the same date as this Warrant.

           If this Warrant or Common Stock issued on its exercise is not registered under the Securities Act, the Company may require as a condition to any sale, assignment or transfer that the Holder or transferee of such Warrant or Common Stock furnish to the Company an opinion of counsel reasonably satisfactory to counsel for the Company that such sale, assignment or transfer does not require registration under the Securities Act. This Warrant and certificates evidencing shares purchased under this Warrant shall bear a legend to the foregoing effect.

REGISTRATION OF TRANSFERS AND EXCHANGES; REGISTRATION RIGHTS.

         (a) The Company shall from time to time register the transfer of any outstanding Warrants upon the books to be maintained by the Company for that purpose, upon surrender thereof accompanied (if so required by the Company) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the registered holder or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be cancelled by the Company.

         (b) The Holder of this Warrant shall be entitled to the registration rights with respect to the Warrant Shares as set forth in the Securities
Purchase Agreement.

LOSS, ETC., OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

WARRANT HOLDER NOT STOCKHOLDER. Except as otherwise provided herein, this
Warrant does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

COMMUNICATION. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first class mail, postage prepaid, addressed to

           the Company at 300 Atrium Drive, Somerset, New Jersey 08873, or such other address as the Company has designated in writing to the Holder, or the Holder at such last address as the Holder has furnished to the
Company.

HEADINGS. The headings of this Warrant have been inserted as a matter of convenience, and shall not affect the construction hereof.

APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the laws (other than the conflict of laws principles) of the State of New
Jersey.

         IN WITNESS WHEREOF, TEAMSTAFF, Inc. has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary the ___ day of November, 2004.

                                       TEAMSTAFF, INC.

                                       By: ____________________________
                                                  President

[Corporate Seal]

ATTEST:

------------------------
Secretary

                                SUBSCRIPTION FORM

                    (To be Executed by the Registered Holder
            if the Registered Holder Desires to Exercise the Warrant)

TO:   TEAMSTAFF, INC.

         The undersigned hereby exercises the right to purchase shares of Common
Stock covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the purchase price of such shares in full calculated at the Per Share Warrant Price of $ now in effect.

----------------------------
Signature

----------------------------
(Print name of Holder)

----------------------------

----------------------------
Address

Dated: ________________, 20__

                                    Exhibit A

                         CERTIFICATE OF SUBSEQUENT SALE

Transfer Agent
Address

                  RE:      Sale of Shares of Common Stock of TeamStaff, Inc.
                           (the "Company") pursuant to the Company's Prospectus
                           dated _____________, ____ (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the
Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):
                                                  ------------------------------

Restricted Stock Certificate No.(s):
                                     -------------------------------------------

Number of Shares Sold:
                       ---------------------------------------------------------

Date of Sale:
              ------------------------------------------------------------------

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you
should place a stop transfer on your records with regard to such certificate.

                                               Very truly yours,

Dated:                                         By:
       ---------------------------------           -----------------------------

                                               Print Name:
                                                           ---------------------

                                               Title:
                                                      --------------------------

cc:      TeamStaff, Inc.
         300 Atrium Drive
         Somerset, New Jersey   08873